Financial Instruments and Risk Management - Schedule of Financial Assets in Respect of Which the Company is Exposed to Credit Risks (Details) - ILS (₪) ₪ in Thousands	Dec. 31, 2025	Dec. 31, 2024	Dec. 31, 2023	Dec. 31, 2022
Schedule of Financial Assets in Respect of Which the Company is Exposed to Credit Risks [Abstract]
Cash and cash equivalents	₪ 14,144	₪ 13,298	₪ 17,112	₪ 19,240
Restricted deposits	216	216
Other current assets	135	225
Trade receivables, net	1,638	2,425
Total	₪ 16,133	₪ 16,164